Akre Focus Fund
Schedule of Investments
as of April 30, 2024 (Unaudited)

COMMON STOCKS - 89.6%	Shares	Value
Capital Markets - 28.1%(a)
Brookfield Corp. - Class A	17,311,000	$694,517,320
KKR & Co., Inc.	13,463,000	1,253,001,410
Moody's Corp.	3,961,000	1,466,877,130
		3,414,395,860

Financial Services - 20.8%
Mastercard, Inc. - Class A	3,665,000	1,653,648,000
Visa, Inc. - Class A	3,253,000	873,788,330
		2,527,436,330

Ground Transportation - 0.9%
Uber Technologies, Inc.(b)	1,630,000	108,020,100

Life Sciences Tools & Services - 3.6%
Danaher Corp.	1,750,000	431,585,000

Real Estate Management & Development - 5.2%
CoStar Group, Inc.(b)	6,850,530	627,029,011

Software - 23.6%
CCC Intelligent Solutions Holdings, Inc.(b)	7,000,000	78,540,000
Constellation Software, Inc.	596,904	1,536,770,355
Roper Technologies, Inc.	1,494,000	764,121,240
Topicus.com, Inc.	6,000,000	488,969,600
		2,868,401,195

Specialty Retail - 7.4%
CarMax, Inc.(b)	2,199,997	149,533,796
O'Reilly Automotive, Inc.(b)	733,000	742,719,580
		892,253,376
TOTAL COMMON STOCKS (Cost $3,357,159,423)		10,869,120,872

REAL ESTATE INVESTMENT TRUSTS - 8.2%	Shares	Value
American Tower Corp.	5,273,068	904,647,546
SBA Communications Corp.	500,000	93,060,000
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $514,500,500)		997,707,546

WARRANTS - 0.0%(c)	Contracts	Value
Software - 0.0%(c)
Constellation Software, Inc., Expires 03/31/2040, Exercise Price $0.00(b)(d)	628,500	0
TOTAL WARRANTS (Cost $0)		0

TOTAL INVESTMENTS - 97.8% (Cost $3,871,659,923)		$11,866,828,418
Money Market Deposit Account - 1.9%(e)		226,913,513
Other Assets in Excess of Liabilities - 0.3%		36,553,972
TOTAL NET ASSETS - 100.0%		$12,130,295,903

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	Non-income producing security.
(c)	Represents less than 0.05% of net assets.
(d)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $0 or 0.0% of net assets as of April 30, 2024.

(e)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of April 30, 2024 was 3.45%.

Summary of Fair Value Disclosure at April 30, 2024 (Unaudited)

The Akre Focus Fund (the "Fund") utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted in the United States of America ("U.S. GAAP") establish a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of April 30, 2024. See the Schedule of Investments for an industry breakout.

Akre Focus Fund
	Level 1	Level 2	Level 3		Total
Assets:
Common Stocks	$10,869,120,872	$–	$–		$10,869,120,872
Real Estate Investment Trusts	997,707,546	–	–		997,707,546
Warrants	–	–	0	(a)	0	(a)
Total Assets	$11,866,828,418	$–	$0	(a)	$11,866,828,418

Refer to the Schedule of Investments for industry classifications.

(a)	Amount is less than $0.50.

The following is a reconciliation of the Fund’s Level 3 assets for which significant unobservable inputs were used to determine fair value:
Warrants
Balance as of July 31, 2023	$-
Acquisitions	-
Dispositions	-
Accrued discounts/premiums	-
Realized gain (loss)	-
Change in unrealized appreciation/depreciation	-
Transfer in and/or out of Level 3	-
Balance as of April 30, 2024	$-

Change in unrealized appreciation/depreciation for Level 3 investments held at April 30, 2024	$-

Type of Security	Fair Value at April 30, 2024	Valuation Techniques	Unobservable Input	Input Value(s)
Warrants	$-	Intrinsic Value	N/A	0.00%

Significant increases (decreases) in any of those inputs in isolation would result in a significantly higher (lower) fair value measurement.
Akre Capital Management, LLC., as Advisor to the Fund and the Fund's Valuation Designee under Rule 2a-5 of the Investment Company Act of 1940, oversees valuation techniques.